Templeton Global
Bond Fund


Your Fund's Objective:

The Templeton Global Bond Fund seeks current income, with capital appreciation and growth of income, through a flexible policy of investing primarily in debt securities of companies, governments, and government agencies of various nations throughout the world. The Fund also may invest in preferred stock, common stocks which pay dividends, income-producing securities convertible into common stock of such companies, and depository receipts.


April 15, 1997

Dear Shareholder:

We are pleased to bring you this semi-annual report of the Templeton Global Bond Fund, which covers the six months ended February 28, 1997.

During the period under review, interest rates fell in almost all global bond markets, increasing the value of these fixed-income securities. However, at the same time, the U.S. dollar rose against most foreign currencies, reducing returns for U.S. holders of foreign bonds. Since these events affected markets differently, market selection and currency management were two key factors affecting the Fund's performance. As discussed in the Performance Summary on page 5, the Fund provided a six-month total return of 5.14%.

During the summer of 1996, many bond investors feared that strong economic growth, especially in the U.S., would lead to higher interest rates. However, the U.S. Federal Reserve did not raise interest rates at its September meeting, signaling confidence in the economy's ability to expand without significant inflation. Reports released later indicated that U.S. economic growth had, in fact, "slowed" during the third quarter of 1996. This boosted investors' expectations for bonds, and from September 1 to the end of the reporting period, bond prices rose, and the yield on the U.S. ten-year Treasury fell, from nearly 7.00% to approximately 6.5%. (1)

Interest rates in most foreign markets also fell during the period. Attempting to meet requirements for membership in the European Monetary Union, the French, Italian, and Spanish governments cut their budgets aggressively, leading to an even greater interest-rate drop in Europe than in the United States. Italian ten-year government bond yields declined from 8.32% to 6.38%, while the equivalent bond yields in France fell from 6.49% to 5.41%. Rates in most other European countries decreased by a comparable amount. Japan was the only industrial country where yields fell less than in the U.S. With short-term rates at approximately 0.3%, Japanese monetary authorities could do little to lower interest rates in an effort to stimulate their moribund economy.

Templeton Global Bond Fund

Geographic Distribution of Issuers of Securities
Based on Total Net Assets on 2/28/97

                                  [PIE CHART]

United States Stocks               39.5%
European Stocks                    33.9%
Australian &
New Zealand Stocks                 11.2%
Canadian Stocks                     7.5%
Latin American Stocks               4.5%
Asian Stocks                        3.4%

While the interest-rate environment was generally beneficial for U.S. investors in global bonds, the foreign exchange market was decidedly less so. Because interest rates fell by a greater amount in almost all of the industrial world than in the United States, the value of the dollar rose. The strength of the U.S. economy also enhanced the

1.  Source: Federal Reserve Board.

appeal of the dollar, and only two major currencies appreciated against it -- the British pound by 4.39% and the Canadian dollar by 0.04%. The currencies of all other major industrial countries declined, sometimes significantly, versus the dollar. For example, the German mark fell 12.26%, the Japanese yen 9.31%, and the Italian lira 10.79%.

The above factors had a significant impact on the debt securities of emerging market nations. Their higher yields were extremely attractive to investors, and in an environment of foreign currency depreciation, their denomination in U.S. dollars made these securities even more appealing. As a result, bond markets in emerging market countries performed extremely well.

Responding to these conditions, we maintained the Fund at near its maximum allowable five percent position in low grade debt (such as that issued by emerging markets) and increased our U.S. position in an effort to reduce our exposure to depreciating currencies. Holdings of U.S. securities grew from 29.2% to 39.5% for the period. These purchases were funded primarily through decreasing our European holdings: in Spain, from 9.0% to 2.8%; in Denmark, from 7.4% to 3.5%; in Italy, from 10.6% to 8.2%; and in the U.K., from 8.4% to 4.4%.
But, believing that Germany's economy represented a better prospect for meeting investors' expectations than many of Europe's other economies, we increased our investment in German bonds, from 3.0% at the beginning of the period, to 11.5% at the end.

   Templeton Global Bond Fund
   Portfolio Breakdown on 2/28/97
   Based on Total Net Assets

   Government Bonds                          84.8%

   Corporate Bonds                            2.8%

   Common Stocks                              3.1%

   Preferred Stocks                           1.1%

   Short-Term Obligations & Other Net Assets  8.2%

For a complete list of portfolio holdings, please see page 13 of this report. Short-Term Obligations & Other Net Assets includes a 0.3% unrealized gain on forward exchange contracts.

During the six months under review, we made extensive use of currency hedges to increase our exposure to the U.S. dollar. By the end of the period, our total exposure to the U.S. dollar represented 64.3% of the Fund, up from 38.7% at the end of August 1996. We perceive further currency depreciation as a very real risk in Europe, and will continue hedging the Fund's currency hold-ings, seeking to protect the dollar value of the portfolio. Our exposure to interest-rate risk has remained roughly constant over the period, with the Fund's average bond maturity remaining relatively short, at 5.1 years.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of developing markets.

We thank you for your participation in the Templeton Global Bond Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Thomas Latta
----------------------------
Thomas Latta
Portfolio Manager
Templeton Global Bond Fund


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY
CLASS I

The Templeton Global Bond Fund's Class I shares provided a cumulative total return of 5.14% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include the maximum initial sales charge. While we expect market volatility in the short-term, we have always maintained a long-term perspective when managing the Fund and encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the Fund delivered a cumulative total return of more than 133% since inception on September 18, 1986.

The price of the Fund's shares, as measured by net asset value, increased 20 cents ($0.20), from $9.76 on August 31, 1996 to $9.96 on February 28, 1997.
During this time, shareholders received distributions of 30 cents ($0.30) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.


TEMPLETON GLOBAL BOND FUND
CLASS I

Periods Ended 2/28/97

                                                                 Since
                                                                 Inception
                                   One-Year    Five-Year         (9/18/86)
Cumulative Total Return (1)          9.80%       45.43%           133.14%

Average Annual Total Return (2)     25.11%        6.84%             7.99%

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the current maximum 4.25% sales charge. See Note below.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value when paid. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been lower than noted above. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Investment return and principal value will fluctuate with market conditions, currencies, and the economic and political climates where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II

The Templeton Global Bond Fund's Class II shares provided a cumulative total return of 4.82% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include sales charges. While we expect market volatility in the short-term, we have always maintained a long-term perspective when managing the Fund and encourage shareholders to view their investments in a similar manner.

The price of the Fund's shares, as measured by net asset value, increased 19 cents ($0.19), from $9.77 on August 31, 1996 to $9.96 on February 28, 1997.
During this time, shareholders received distributions of 27.97 cents ($0.27.97) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON GLOBAL BOND FUND
CLASS II

Periods Ended 2/28/97

                                            Since
                                            Inception
                                  One-Year  (5/1/95)
Cumulative Total Return(1)          9.12%    22.14%

Average Annual Total Return(2)      7.01%    10.94%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the initial sales charge nor the Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment. See Note below.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value when paid. Investment return and principal value will fluctuate with market conditions, currencies, and the economic and political climates where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
ADVISOR CLASS

The Templeton Global Bond Fund - Advisor Class Shares produced an aggregate total return of -0.95% for the two-month period from inception on January 1, 1997 through February 28, 1997. The price of the Fund's shares, as measured by net asset value, decreased 20 cents ($0.20), from $10.16 on January 2, 1997 (first day of commencement of sales), to $9.96 on February 28, 1997. Of course, past performance is not predictive of future results.


TEMPLETON GLOBAL BOND FUND
ADVISOR CLASS

Period Ended 2/28/97

                                             Since
                                             Inception
                                             (1/1/97)
Aggregate Total Return(1)                     -0.95%

1. Aggregate total return represents the change in value of an investment over the indicated period. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.




THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

By Professor
Robert Herrmann

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GLOBAL BOND FUND
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED AUGUST 31
                                              FEBRUARY 28, 1997      ---------------------------------------------------
                                                 (UNAUDITED)         1996        1995       1994+        1993        1992
                                              -----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period               $   9.76        $   9.32    $   9.05    $   9.96    $  10.55    $   9.81
                                                   --------        --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                                .32             .69         .73         .72         .82         .83
   Net realized and unrealized gain (loss)              .18             .35         .17        (.91)       (.35)        .75
                                                   --------        --------    --------    --------    --------    --------
Total from investment operations                        .50            1.04         .90        (.19)        .47        1.58
                                                   --------        --------    --------    --------    --------    --------
Distributions:
   Dividends from net investment income                (.30)           (.58)       (.54)       (.53)       (.76)       (.84)
   Distributions from net realized gains                 --              --          --        (.07)       (.30)         --
   Tax basis return of capital                           --            (.02)       (.09)       (.12)         --          --
                                                   --------        --------    --------    --------    --------    --------
Total distributions                                    (.30)           (.60)       (.63)       (.72)      (1.06)       (.84)
                                                   --------        --------    --------    --------    --------    --------
Change in net asset value                               .20             .44         .27        (.91)       (.59)        .74
                                                   --------        --------    --------    --------    --------    --------
Net asset value, end of period                     $   9.96        $   9.76    $   9.32    $   9.05    $   9.96    $  10.55
                                                   ========        ========    ========    ========    ========    ========

TOTAL RETURN*                                         5.14%          11.44%      10.43%     (2.01)%       5.00%      16.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                    $197,141        $185,596    $191,301    $205,482    $206,667    $179,799
Ratio of expenses to average net assets               1.17%**         1.13%       1.18%       1.18%       1.01%       0.98%
Ratio of net investment income to average
  net assets                                          6.55%**         7.09%       7.99%       7.50%       8.45%       8.14%
Portfolio turnover rate                              80.11%         109.40%     101.12%     139.23%     266.93%     233.93%

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

TEMPLETON GLOBAL BOND FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                 SIX MONTHS                             FOR THE PERIOD
                                                                   ENDED                                 MAY 1, 1995+
                                                             FEBRUARY 28, 1997        YEAR ENDED           THROUGH
                                                                (UNAUDITED)        AUGUST 31, 1996     AUGUST 31, 1995
                                                             ------------------    ----------------    ----------------
Net asset value, beginning of period                               $  9.77             $   9.31            $   9.05
                                                                   -------             --------            --------
Income from investment operations:
   Net investment income                                               .29                  .61                 .21
   Net realized and unrealized gain                                    .18                  .41                 .24
                                                                   -------             --------            --------
Total from investment operations                                       .47                 1.02                 .45
                                                                   -------             --------            --------
Distributions:
   Dividends from net investment income                               (.28)                (.54)               (.15)
   Tax basis return of capital                                          --                 (.02)               (.04)
                                                                   -------             --------            --------
Total distributions                                                   (.28)                (.56)               (.19)
                                                                   -------             --------            --------
Change in net asset value                                              .19                  .46                 .26
                                                                   -------             --------            --------
Net asset value, end of period                                     $  9.96             $   9.77            $   9.31
                                                                   =======             ========            ========

TOTAL RETURN*                                                        4.82%               11.20%               5.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                    $11,069             $  6,563            $  2,043
Ratio of expenses to average net assets                              1.56%**              1.56%               1.57%**
Ratio of net investment income to average net assets                 6.05%**              6.69%               7.47%**
Portfolio turnover rate                                             80.11%              109.40%             101.12%

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF OFFERING OF SALES.

TEMPLETON GLOBAL BOND FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE -- ADVISOR CLASS
(For a share outstanding throughout the period)

                                                                                                      FOR THE PERIOD
                                                                                                     JANUARY 2, 1997+
                                                                                                         THROUGH
                                                                                                    FEBRUARY 28, 1997
                                                                                                       (UNAUDITED)
                                                                                                    ------------------
Net asset value, beginning of period                                                                     $  10.16
                                                                                                         --------
Income from investment operations:
   Net investment income                                                                                     0.09
   Net realized and unrealized (loss)                                                                       (0.19)
                                                                                                         --------
Total from investment operations                                                                            (0.10)
                                                                                                         --------
Distributions:
   Dividends from net investment income                                                                      (.10)
                                                                                                         --------
Total distributions                                                                                          (.10)
                                                                                                         --------
Change in net asset value                                                                                    (.20)
                                                                                                         --------
Net asset value, end of period                                                                           $   9.96
                                                                                                         ========

TOTAL RETURN*                                                                                              (.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                                          $  1,772
Ratio of expenses to average net assets                                                                     0.87%**
Ratio of net investment income to average net assets                                                        6.45%**
Portfolio turnover rate                                                                                    80.11%

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF OFFERING OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*       COUNTRY     ISSUE                                                                         VALUE
 ------------------------------------------------------------------------------------------------------------------------
 BONDS--CORPORATE: 2.8%
-------------------------------------------------------------------------------------------------------------------------
     4,000,000          U.S.      Compania Sud Americana de Vapores SA, 7.375%, 12/08/03                     $  3,890,000
     2,250,000          U.S.      PIV Investment Finance (Cayman) Ltd.,4.5%,conv., 12/1/00                      2,041,871
                                                                                                             ------------
TOTAL BONDS--CORPORATE (cost $5,732,141)                                                                        5,931,871
-------------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 84.8%
-------------------------------------------------------------------------------------------------------------------------
                                  Buoni Poliennali del Tes:
 2,900,000,000          Itl.      12.00%, 1/17/99                                                               1,851,299
 6,040,000,000          Itl.      10.50%, 11/1/00                                                               3,941,149
 6,725,000,000          Itl.      10.50%, 9/1/05                                                                4,699,012
     1,973,000          U.S.      Essar Gujarat Ltd., 8.3375%, FRN, 7/15/99, 144A                               1,908,878
    20,180,000          Aus.      Government of Australia, 10.00%, 10/15/02                                    17,547,111
                                  Government of Canada:
     8,600,000          Can.      10.50%, 7/01/00                                                               7,330,714
     6,350,000          Can.      8.50%, 4/01/02                                                                5,226,051
     4,000,000          Can.      8.00%, 6/01/23                                                                3,259,812
                                  Government of Denmark:
    21,472,000          Dem.      8.00%, 11/15/01                                                               3,738,049
    20,769,000          Dem.      8.00%, 5/15/03                                                                3,627,287
10,205,000,000          Itl.      Government of Italy, 10.50%, 7/15/00                                          6,642,254
     7,700,000           Nz.      Government of New Zealand, 10.00%, 3/15/02                                    5,853,733
   442,110,000           Sp.      Government of Spain, 12.25%, 3/25/00                                          3,610,100
                                  Kingdom of Sweden:
    11,100,000          Sek.      13.00%, 6/15/01                                                               1,894,958
    33,700,000          Sek.      10.25%, 5/5/03                                                                5,448,327
     1,000,000          U.S.      Pohang Iron & Steel, 6.625%, 7/1/03                                             977,990
     2,000,000          U.S.      PT Astra International, 9.75%, 4/29/01                                        2,120,000
       940,000          U.S.      Republic of Argentina, 8.375%, 12/20/03                                         908,275
     2,500,000          Col.      Republic of Colombia, 7.25%, 2/23/04                                          2,421,875
    21,235,000          Ger.      Federal Republic of Germany, 8.00%, 7/22/02                                  14,534,413
    14,255,000          Ger.      Federal Republic of Germany, Bundes, 8.00%, 1/21/02                           9,690,137
     5,060,000          U.K.      United Kingdom, stk., 9.75%, 8/27/02                                          9,240,720
    10,575,000          U.S.      U.S. Treasury Bond, 6.375%, 8/15/02                                          10,565,081
                                  U.S. Treasury Notes:
    17,251,000          U.S.      6.125%, 7/31/00                                                              17,180,909
    15,420,000          U.S.      6.25%, 8/31/00                                                               15,405,536
    15,584,000          U.S.      7.25%, 8/15/04                                                               16,260,922
     2,500,000          U.S.      Venezuela Front Load Interest Reduction Bond, A, 3/31/07                      2,273,438
                                                                                                             ------------
TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost $181,598,832)                                             178,158,030
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL BOND FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

   NUMBER OF
   SHARES**           COUNTRY     ISSUE                                                                         VALUE
 ------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS: 3.1%
-------------------------------------------------------------------------------------------------------------------------
       999,667          U.S.      +Acadia Partners LP                                                        $  1,080,540
       108,000          U.S.       Long Island Lighting Co.                                                     2,484,000
           333          U.S.      +Penobscot Partners LP                                                            4,675
        70,000          U.S.       Texas Utilities Electric Co.                                                 2,826,250
                                                                                                             ------------
TOTAL COMMON STOCKS (cost $5,842,545)                                                                           6,395,465
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 1.1% (cost $2,002,728)
-------------------------------------------------------------------------------------------------------------------------
        91,700          U.S.       Santander Finance Ltd., B, pfd.                                              2,281,038
-------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL IN
LOCAL CURRENCY*
-------------------------------------------------------------------------------------------------------------------------

SHORT TERM OBLIGATIONS: 3.0%
-------------------------------------------------------------------------------------------------------------------------
       850,000          U.S.       Federal National Mortgage Association, 5.24%, 4/18/97                          844,319
     2,817,000          U.S.       U. S. Treasury Bill, 4.95%, 6/5/97                                           2,780,737
     2,731,223          U.S.       Deutsche Bank AG, 5.375%, 3/3/97                                             2,730,000
                                                                                                             ------------
TOTAL SHORT TERM OBLIGATIONS (cost $6,353,366)                                                                  6,355,056
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 94.8% (cost $201,529,612)                                                                  199,121,460
UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS: 0.3%                                                               579,235
OTHER ASSETS, LESS LIABILITIES: 4.9%                                                                           10,281,532
                                                                                                             ------------
TOTAL NET ASSETS: 100.0%                                                                                     $209,982,227
                                                                                                             ============

 * CURRENCY OF COUNTRIES INDICATED.
** COUNTRY OF ORIGIN INDICATED.
 + NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $201,529,612)         $199,121,460
   Receivables:
      Investment Securities sold                5,756,131
      Fund shares sold                          1,548,595
      Interest and dividends                    3,918,266
   Unrealized gains in forward exchange
      contracts (Note 5)                          726,614
                                             ------------
         Total assets                         211,071,066
                                             ------------
Liabilities:
   Payable for fund shares redeemed               347,590
   Funds advanced by custodian                    307,877
   Unrealized loss in forward exchange
      contracts (Note 5)                          147,379
   Accrued expenses                               285,993
                                             ------------
         Total liabilities                      1,088,839
                                             ------------
Net assets, at value                         $209,982,227
                                             ============
Net assets consist of:
   Undistributed net investment income       $    442,224
   Net unrealized depreciation                 (1,989,794)
   Accumulated net realized gains                 308,039
   Net capital paid in on shares of
      beneficial interest                     211,221,758
                                             ------------
Net assets, at value                         $209,982,227
                                             ============
Class I
   Net asset value per share ($197,140,992
      / 19,798,617 shares outstanding)       $       9.96
                                             ============
   Maximum offering price ($9.96 / 95.75%)   $      10.40
                                             ============
Class II
   Net asset value per share ($11,068,784 /
      1,110,944 shares outstanding)          $       9.96
                                             ============
   Maximum offering price ($9.96 / 99.00%)   $      10.06
                                             ============
Advisor Class
   Net asset value per share ($1,772,451 /
      177,997 shares outstanding)            $       9.96
                                             ============

STATEMENT OF OPERATIONS
for the six months ended February 28, 1997 (unaudited)

Investment Income (net of $129,040
 foreign taxes withheld):
   Interest                         $7,455,970
   Dividends                           150,529
                                    ----------
      Total income                              $7,606,499
Expenses:
   Management fees (Note 3)            493,415
   Administrative fees (Note 3)        143,912
   Distribution fees (Note 3)
      Class I shares                   244,444
      Class II shares                   28,162
   Transfer agent fees (Note 3)        120,000
   Custodian fees                       22,000
   Reports to shareholders              50,000
   Audit fees                           18,000
   Registration and filing fees         30,000
   Trustees' fees and expenses           6,500
   Other                                11,520
                                    ----------
      Total expenses                             1,167,953
                                                ----------
         Net investment income                   6,438,546
Realized and unrealized gain
  (loss):
   Net realized gain on:
      Investments                      984,405
      Foreign currency transactions  2,674,685
                                    ----------
                                     3,659,090
                                    ----------
   Net unrealized appreciation
      (depreciation) on:
      Investments                     (793,970)
      Foreign currency translation
         of other assets and
         liabilities                   373,018
                                    ----------
                                      (420,952)
                                    ----------
         Net realized and
            unrealized gain                      3,238,138
                                                ----------
Net increase in net assets
   resulting from operations                    $9,676,684
                                                ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                   FEBRUARY 28, 1997      YEAR ENDED
                                                                                      (UNAUDITED)       AUGUST 31, 1996
                                                                                   -----------------    ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                           $  6,438,546        $ 13,711,029
      Net realized gain (loss) from security and foreign currency transactions           3,659,090            (163,615)
      Net unrealized appreciation (depreciation)                                          (420,952)          7,528,543
                                                                                      ------------        ------------
         Net increase in net assets resulting from operations                            9,676,684          21,075,957

   Distributions to shareholders:
      From net investment income
         Class I                                                                        (5,742,221)        (11,385,814)
         Class II                                                                         (247,144)           (224,274)
         Advisor Class                                                                      (6,957)                 --
      Tax basis return of capital
         Class I                                                                                --            (377,284)
         Class II                                                                               --              (7,432)

   Capital share transactions (Note 2)
         Class I                                                                         7,935,870         (14,645,026)
         Class II                                                                        4,414,168           4,379,078
         Advisor Class                                                                   1,792,885                  --
                                                                                      ------------        ------------
            Net increase (decrease) in net assets                                       17,823,285          (1,184,795)

Net assets:
   Beginning of period                                                                 192,158,942         193,343,737
                                                                                      ------------        ------------
   End of period                                                                      $209,982,227        $192,158,942
                                                                                      ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund) is a separate series of Templeton Income Trust (the Trust), a Massachusetts Business Trust, which is an open-end, non-diversified management investment company, registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income through a flexible policy of investing in debt securities, governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest,

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

E. FUTURES CONTRACTS:

The Fund may enter into futures contracts and options written on futures contracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on exchanges are maintained by the Fund's custodian in segregated accounts. Variation margin payments are made or received on futures as appreciation or depreciation in the contracts occurs.

F. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Effective January 2, 1997, the Fund offers three classes of shares: Class I, Class II and Advisor Class shares. Prior to this date, only Class I and Class II shares were offered. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At February 28, 1997, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 CLASS I
                                                           ---------------------------------------------------
                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                             FEBRUARY 28, 1997              AUGUST 31, 1996
                                                          ------------------------      ------------------------
                                                           SHARES         AMOUNT         SHARES         AMOUNT
                                                         ---------     -----------     ---------     -----------
         Shares sold                                      3,106,827    $ 31,301,450     3,539,465    $ 34,194,502
         Shares issued on reinvestment of distributions     395,860       3,974,073       841,801       8,104,725
         Shares redeemed                                 (2,719,107)    (27,339,653)   (5,902,799)    (56,944,253)
                                                         ----------    ------------    ----------    ------------
         Net increase (decrease)                            783,580    $  7,935,870    (1,521,533)   $(14,645,026)
                                                         ==========    ============    ==========    ============

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                                                    CLASS II
                                                                  --------------------------------------------
                                                                  SIX MONTHS ENDED             YEAR ENDED
                                                                  FEBRUARY 28, 1997          AUGUST 31, 1996
                                                                 -------------------      ---------------------
                                                                SHARES       AMOUNT       SHARES       AMOUNT
                                                                -------    ----------    --------    ----------
         Shares sold                                            515,427    $5,185,288     584,301    $ 5,648,608
         Shares issued on reinvestment of distributions          20,722       208,421      18,544        179,041
         Shares redeemed                                        (97,165)     (979,541)   (150,240)    (1,448,571)
                                                                -------    ----------    --------    -----------
         Net increase                                           438,984    $4,414,168     452,605    $ 4,379,078
                                                                =======    ==========    ========    ===========

                                                                    ADVISOR CLASS
                                                                 -------------------
                                                                   FOR THE PERIOD
                                                                   JANUARY 2, 1997
                                                                       THROUGH
                                                                  FEBRUARY 28, 1997
                                                                 -------------------
                                                                SHARES       AMOUNT
                                                                -------    ----------
         Shares sold                                            179,124    $1,804,110
         Shares issued on reinvestment of distributions             695         6,958
         Shares redeemed                                         (1,822)      (18,183)
                                                                -------    ----------
         Net increase                                           177,997    $1,792,885
                                                                =======    ==========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on annual basis, to 0.50% of the average daily net assets of the Fund up to $200 million, reduced to 0.45% of such average daily net assets in excess of $200 million and further reduced to 0.40% of such average net assets in excess of $1.3 billion. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's average daily net assets, 0.135% of the next $500 million, and 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. For the six months ended February 28, 1997, FTD received net commissions of $2,423 and FTIS received fees of $120,000.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD monthly, for FTD's cost and expenses in connection with any activity which is primarily intended to result in sales of Fund shares, subject to a maximum of 0.25% and 0.65% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1997, unreimbursed expenses amounted to $6,436. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $2,279 were paid during the six months ended February 28, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997, aggregated $158,619,883 and $150,131,617, respectively. The cost of securities for federal income tax purposes is $201,531,401. Realized gains and losses are reported on an identified cost basis.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                               $ 1,961,760
           Unrealized depreciation                                                                (4,371,701)
                                                                                                 -----------
           Net unrealized depreciation                                                           $(2,409,941)
                                                                                                 ===========

5. FINANCIAL INSTRUMENTS

During the six months ended February 28, 1997, the Fund has been a party to financial instruments with off-balance sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At February 28, 1997, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract:

Contracts to Sell:
---------------
  48,000,000 Deutschemark for 28,705,068 U.S. dollars, March 3, 1997                             $ 52,776
   9,000,000 Deutschemark for 5,346,323 U.S. dollars, March 24, 1997                                1,835
                                                                                                 --------
                                                                                                   54,611
    Unrealized gain from offsetting forward exchange contracts                                    672,003
                                                                                                 --------
                                                                                                  726,614
                                                                                                 --------
Contracts to Sell:
---------------
  11,019,000 Australian dollar for 8,487,219 U.S. dollars, March 13, 1997                         (69,916)

Contracts to Buy:
---------------
  26,663,000 Deutschemark for 15,876,563 U.S. dollars, March 7, 1997                              (77,463)
                                                                                                 --------
                                                                                                 (147,379)
                                                                                                 --------
            Net unrealized gain on forward exchange contracts                                    $579,235
                                                                                                 ========

6. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis capital losses of $2,300,000 which may be carried over to offset future capital gains. Such losses expire in 2003.

                                     NOTES
                                    --------

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH                           GROWTH

Franklin Global Health Care Fund        Franklin Blue Chip Fund

Franklin Templeton Japan Fund           Franklin California Growth Fund

Templeton Developing Markets Trust      Franklin DynaTech Fund

Templeton Foreign Fund                  Franklin Equity Fund

Templeton Foreign Smaller               Franklin Gold Fund
Companies Fund
                                        Franklin Growth Fund
Templeton Global Infrastructure Fund
                                        Franklin MidCap Growth Fund
Templeton Global
Opportunities Trust                     Franklin Small Cap Growth Fund

Templeton Global Real Estate Fund       Mutual Discovery Fund

Templeton Global Smaller
Companies Fund
                                        GROWTH AND INCOME
Templeton Greater European Fund
                                        Franklin Asset Allocation Fund
Templeton Growth Fund
                                        Franklin Balance Sheet
Templeton Latin America Fund            Investment Fund

Templeton Pacific Growth Fund           Franklin Convertible Securities Fund

Templeton World Fund                    Franklin Equity Income Fund

                                        Franklin Income Fund
GLOBAL GROWTH AND INCOME
                                        Franklin MicroCap Value Fund
Franklin Global Utilities Fund
                                        Franklin Natural Resources Fund
Franklin Templeton German
Government Bond Fund                    Franklin Real Estate Securities Fund

Franklin Templeton                      Franklin Rising Dividends Fund
Global Currency Fund
                                        Franklin Strategic Income Fund
Mutual European Fund
                                        Franklin Utilities Fund
Templeton Global Bond Fund
                                        Franklin Value Fund
Templeton Growth and Income Fund
                                        Mutual Beacon Fund

                                        Mutual Qualified Fund

GLOBAL INCOME                           Mutual Shares Fund

Franklin Global Government              Templeton American Trust, Inc.
Income Fund
                                        FUND ALLOCATOR SERIES:
Franklin Templeton Hard
Currency Fund                           Franklin Templeton
                                        Conservative Target Fund
Franklin Templeton High
Income Currency Fund                    Franklin Templeton
                                        Moderate Target Fund
Templeton Americas
Government Securities Fund              Franklin Templeton
                                        Growth Target Fund




INCOME                                  FRANKLIN STATE-SPECIFIC
                                        FUNDS SEEKING
Franklin Adjustable Rate                TAX-FREE INCOME
Securities Fund
                                        Alabama
Franklin Adjustable U.S.
Government Securities Fund              Arizona*

Franklin's AGE High Income Fund         Arkansas**

Franklin Investment                     California*
Grade Income Fund
                                        Colorado
Franklin Short-Intermediate U.S.
Government Securities Fund              Connecticut

Franklin U.S. Government                Florida*
Securities Fund
                                        Georgia
Franklin Money Fund
                                        Hawaii**
Franklin Federal Money Fund
                                        Indiana

FOR NON-U.S. INVESTORS:                 Kentucky

Franklin Tax-Advantaged                 Louisiana
High Yield Securities Fund
                                        Maryland
Franklin Tax-Advantaged
International Bond Fund                 Massachusetts***

Franklin Tax-Advantaged U.S.            Michigan*
Government Securities Fund
                                        Minnesota***

FOR CORPORATIONS:                       Missouri

Franklin Corporate Qualified            New Jersey
Dividend Fund
                                        New York*

                                        North Carolina

FRANKLIN FUNDS SEEKING                  Ohio***
TAX-FREE INCOME
                                        Oregon
Federal Intermediate-Term
Tax-Free Income Fund                    Pennsylvania

Federal Tax-Free Income Fund            Tennessee**

High Yield Tax-Free Income Fund         Texas

Insured Tax-Free Income Fund            Virginia

Puerto Rico Tax-Free Income Fund        Washington**

Tax-Exempt Money Fund                   VARIABLE ANNUITIES+

                                        Franklin Valuemark*

                                        Franklin Templeton
                                        Valuemark Income Plus
                                        (an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANS LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

Templeton Global Bond Fund

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Global Bond Fund, which contains more complete information including charges and expenses.

Investors should be aware that the value of an investment made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [GRAPHIC]

TEMPLETON
GLOBAL
BOND
FUND

Semi-Annual Report
February 28, 1997

[FRANKLIN TEMPLETON LOGO]